                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) November 3, 1995




                             U.S. DRUG TESTING, INC.
             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



          1-12362                                         33-0539168

   (Commission File Number)                            (I.R.S. Employee
                                                      Identification No.)



10410 Trademark Street, Rancho Cucamonga, California      91730

      (Address of Principal Executive Offices)         (Zip Code)



                                 (909) 466-8378

              (Registrant's Telephone Number, Including Area Code)
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                      INFORMATION TO BE INCLUDED IN REPORT


         The Registrant U.S. Drug Testing, Inc. is referred to herein as "U.S. Drug." U.S. Alcohol Testing of America, Inc. ("USAT"), the majority holder of U.S. Drug with 67.0% of the outstanding shares of common stock as of July 31, 1996, has filed a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, to register shares of the common stock of USAT to be issued to the minority stockholders of U.S. Drug upon the consummation of a merger of U.S. Drug with and into a newly formed wholly-owned subsidiary of USAT.


ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On November 3, 1995, U.S. Drug named Ernst & Young LLP ("E&Y") as its new independent auditors for fiscal 1996 instead of Wolinetz, Gottlieb & Lafazan, P.C. ("Wolinetz"), which firm had served as U.S. Drug' independent auditors since the Company's inception. The USAT Board of Directors, which authorized the change on November 1, 1995, indicated that, in making the similar replacement for USAT, the directors were not acting because of any criticism of, or dispute with, Wolinetz, but because they concluded that, at this stage of development for USAT and its subsidiaries, including U.S. Drug, the selection of a national firm like E&Y was in everyone's best interests. Because of USAT's stock ownership, the U.S. Drug Board on the same date, concluded that it was not advisable for U.S. Drug to have separate auditors from USAT.

         The reports of Wolinetz on the financial statements of U.S. Drug for fiscal 1994 and fiscal 1995 did not contain an adverse opinion or a disclaimer of opinion, nor was either report qualified as to uncertainty, audit scope or accounting principles. There had been no disagreements between U.S. Drug and Wolinetz in fiscal 1994 and fiscal 1995 and any subsequent interim period preceding the engagement of E&Y as the principal auditors on any matter of accounting principles or practice, financial statement disclosure, auditing scope or procedures.

         Wolinetz is filing a letter to the Commission stating that it agrees with the above statements.

         U.S. Drug did not consult E&Y, prior to its engagement, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on U.S. Drug's financial statements. Nor was a written report or oral advice provided to U.S. Drug that E&Y concluded was an important factor considered by U.S. Drug in reaching a decision to an accounting, auditing or financial reporting issue.
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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits


Number                     Exhibit
- ------                     -------

  A Copy of press release dated November 3, 1995 from USAT. (1)

  B Letter dated September 12, 1996 from Wolinetz, Gottlieb & Lafazan, P.C. to the Securities and Exchange Commission.
- ---------------------

1.       Filed as an exhibit to U.S. Alcohol Testing of America,
         Inc.'s Form 8-K/A, File No. 33-90034, and incorporated
         herein by this reference.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           U.S. Drug Testing, Inc.
                                           -----------------------
                                                (Registrant)




Date: September 17, 1996                   By: /s/ Linda H. Masterson
                --                             ----------------------
                                               Linda H. Masterson
                                               President


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                                   EXHIBIT INDEX
                                   -------------


Number                     Exhibit
- ------                     -------

  A Copy of press release dated November 3, 1995 from USAT. (1)

  B Letter dated September 12, 1996 from Wolinetz, Gottlieb & Lafazan, P.C. to the Securities and Exchange Commission.


- --------------------

1.       Filed as an exhibit to U.S. Alcohol Testing of America,
         Inc.'s Form 8-K/A, File No. 33-90034, and incorporated herein by this reference.



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